UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 29, 2007

Occam Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33069	77-0442752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6868 Cortona Drive

Santa Barbara, California 93117

(Address of Principal Executive Offices, including Zip Code)

(805) 692-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5  —  Corporate Governance and Management

Item 5.02                         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

                         On November 29, 2007, at a regularly scheduled meeting, our board of directors elected A.J. (Bert) Moyer to serve as a director of Occam Networks, Inc. until his successor is duly elected and qualified.  Mr. Moyer was nominated to serve on our board by director Thomas E. Pardun to fill the seat to be vacated by director Kenneth R. Cole at our upcoming annual meeting of stockholders.

                         Mr. Moyer is a business consultant and private investor.  From March 1998 until February 2000, he served as Executive Vice President and Chief Financial Officer of QAD Inc., or QAD, a provider of enterprise resource planning software applications.  Subsequently, he served as a consultant to QAD, assisting in Sales Operations, Americas Region.  From February to July 2000, he served as president of the commercial division of Profit Recovery Group International, Inc. (now known as PRG-Schultz International, Inc.), a provider of recovery audit services.  Prior to joining QAD in 1998, Mr. Moyer served as Chief Financial Officer of Allergan, Inc., a specialty pharmaceutical company from 1995 to 1998.  Mr. Moyer also serves on the boards of directors of Collectors Universe, Inc, a provider of authentication and grading services for high-end collectibles; Virco Manufacturing Corporation, a designer and producer of furniture for the commercial and educational markets; LaserCard Corporation, a manufacturer of optical data storage identification cards and services; and CalAmp Corp., a provider of wireless communications products.  Mr. Moyer received a bachelor of science in finance from Duquesne University.

                         Mr. Moyer has been appointed to serve on the nominating and governance and audit committees of our board of directors.

                         As described under the caption “Adjustments to Director Compensation Policies” below, in connection with his becoming a member of our board of directors, our compensation committee on November 29, 2007 approved the issuance to Mr. Moyer of an aggregate of 23,392 shares of restricted stock under our 2006 Equity Incentive Plan.  Based on the average closing price of our common stock over the fifteen trading days ending November 29, 2007, the shares issued to Mr. Moyer had an approximate value of $80,000.  The restricted stock award under our 2006 Equity Incentive Plan will vest, subject to continuing service, in three equal annual installments on each anniversary of the date of grant.

Adjustments to Director Compensation Policies

                         In October and November 2007, the compensation committee of our board of directors evaluated our director and executive compensation policies to determine whether they were competitive in the current marketplace.  In conducting its evaluation, the committee retained and relied on analysis, evaluation, and recommendations prepared by an independent compensation consultant.

                         At a November 29, 2007 meeting, our compensation committee recommended and our board of directors approved adjustments to our cash compensation program for members of the board of directors.  Going forward, each member of our board of directors will receive an annual cash retainer of $25,000.   The compensation committee recommended and the board of directors approved the elimination of all meeting fees.  In addition, the compensation committee and board of directors determined that the chair of our audit committee will receive an additional annual cash retainer of

$20,000, the chair of our compensation committee will receive an additional annual cash retainer of $10,000, and the chair of our nominating and governance committee will receive an additional annual cash retainer of $5,000.  Other committee members will receive additional annual cash retainers as follows:  audit committee, $7,500; compensation committee, $5,000; and nominating and governance committee, $2,500.  Finally, the chairman of our board will receive an additional annual cash retainer of $20,000.  The compensation committee recommended and the board determined that all such retainers would be paid in four equal quarterly installments.

                         At the November 29, 2007 meeting, our compensation committee recommended and our board of directors approved an amendment to our 2006 Equity Incentive Plan to eliminate the automatic grant of stock options to new directors at the time of initial election and to continuing directors on an annual base thereafter.  In lieu of the previous program, the board of directors approved a policy providing for the initial grant to newly elected non-employee directors of shares of restricted stock with an approximate value of $80,000 based on the closing price of our common stock over the fifteen trading days prior to and including the date of approval of the grant.  Initial grants would vest in three equal annual installments on each anniversary of the date of grant.  Follow-on grants with an approximate value of $40,000, to be made on annual basis to continuing directors, would be valued on the same basis and would vest in two equal annual installments on each anniversary of the date of grant.

                         At the November 29, 2007 meeting, our compensation committee recommended and our board of directors approved an annual restricted stock grant to each non-employee director, other than Mr. Moyer and Mr. Cole (who will not continue as a director after the upcoming annual meeting of stockholders), with a value of $40,000, with the number of shares being based on the average closing price of our common stock over the 15 trading days prior to and including November 29, 2007.  Based on the established formula, the number of shares of restricted stock granted was determined to be 11,696 for each eligible director.

                         In addition, at the November 29, 2007 board meeting, the compensation committee recommended and the board of directors approved a second grant of 11,696 shares of restricted stock to each non-employee director, other than Mr. Moyer and Mr. Cole, with the number of shares based on the same valuation and average closing price formula described above.  The purpose of making the second grant to non-employee directors was to address inequities that would have otherwise resulted among new and incumbent directors because substantially all prior option grants to our incumbent non-employee directors are now underwater with exercise prices in excess of the current fair market value of our common stock.  In addition, the incremental restricted stock grant was issued in recognition of the substantial time and effort committed by our non-employee directors during our recently completed audit committee investigation.

                         The restricted stock grants made to non-employee directors other than Mr. Moyer and Mr. Cole will vest in two equal annual installments on each anniversary of the date of grant.

Reconstitution of Board Committees

                                                                            On December 3, 2007, our board of directors reconstituted the committees of the board as indicated below.  In addition, Steven M. Krausz continues as non-executive chairman of our board of directors.

Audit Committee	Compensation Committee	Nominating & Governance Committee
Robert E. Bylin, Chair	Thomas E. Pardun, Chair	Brian H. Strom, Chair
A. J. (Bert) Moyer	Robert B. Abbott	A. J. (Bert) Moyer
Brian H. Strom	Steven M. Krausz	Thomas E. Pardun

Executive Compensation Changes

                                                                            Contemporaneously with its evaluation of the competitiveness of our director compensation policies, our compensation committee also reviewed, with the assistance of an independent compensation consultant and the input of other independent directors, our levels of compensation and benefits for our executive officers.  The independent consultant concluded, and the compensation committee concurred, that our recent levels of cash compensation were generally in the bottom quartile of compensation levels at an identified group of companies determined to be comparable to Occam Networks, Inc. based on revenues, market capitalization, and industry.  Based on the findings of its analysis and the recommendations of the independent compensation consultant, our compensation committee approved the following changes in the terms of executive compensation for the “named executive officers” identified in our Annual Report on Form 10-K filed on October 16, 2007 and in our proxy statement for our 2007 annual meeting of stockholders to be filed in the near future.  Additional information about the findings of our compensation review will be set forth in the section captioned “Compensation Discussion & Analysis” in our proxy statement.

                                                                            Change of Control Agreements

                                                                            On November 29, 2007, our compensation committee approved our entering into change of control agreements with each of our executive officers.  Under the terms of the change of control agreements as approved by the compensation committee, in the event of an actual or constructive termination of an executive officer’s employment within six months of a change of control transaction, the executive officer will become entitled to (i) severance payments equal to six months of the executive’s base salary; (ii) accelerated vesting of 50% of the then-unvested portion of any equity incentives held by the executive; and (iii) reimbursement of up to six months of COBRA health care coverage payments.

                                                                            Base Salary

                                                                            On November 29, 2007, our compensation committee set base salary levels, effective January 1, 2008, for our named executive officers as follows:

Named Executive Officer	2008 Base Salary
Robert L. Howard Anderson, Chief Executive Officer	$260,000
Christopher B. Farrell, Chief Financial Officer	$210,000
David C. Mason, Vice President of Engineering	$210,000
Mark Rumer, Chief Technology Officer	$200,000
Russell J. Sharer, Vice President of Marketing	$200,000

                                                                            Executive Incentive Compensation Plan

                                                                            On November 29, 2007, our compensation committee approved an executive incentive compensation plan pursuant to which our executive officers will be eligible to receive cash bonuses based on satisfaction of corporate and individual performance objectives.  The chief executive officer’s performance objectives are expected to be allocated 75% to corporate performance objectives and 25% to individual objectives or strategic goals.   For the remaining executive officers, the targets will be allocated 50% to corporate performance objectives and 50% to individual objectives or functional goals.  The compensation committee expects to establish the fiscal 2008 corporate and individual objectives prior to the end of 2007 or early in 2008.

                                                                            Assuming performance at 100% of the target objectives, our chief executive officer would receive a cash bonus equal to 100% of his base salary, our chief executive officer would receive a cash bonus equal to 50% of his base salary, and our other executive officers would receive a cash bonus equal to 40% of their respective base salaries.  The plan provides for incrementally larger bonuses of up to 150% of the target bonus for over-performance relative to the performance targets and for reductions in the bonus payouts in the event of underperformance.  At a minimum performance level of 90% of target performance, participants would receive 50% of their target bonus under the plan.

                                                                            Payouts under the incentive compensation plan will be made on a semi-annual basis.  With respect to our chief financial officer, however, the performance targets will be heavily focused on internal control remediation.  The compensation committee approved acceleration of the timing of payouts to our chief financial officer provided that remediation objectives identified by the audit committee of our board of directors are timely satisfied.  In the event identified internal control remediation objectives are satisfied on or prior to March 31, 2008, our chief financial officer will be entitled to receive $50,000 of his target 2008 bonus at that time.  In the event additional identified remediation objectives are satisfied on or prior to June 30, 2008, he will then become entitled to receive an additional $50,000 of his target 2008 bonus.  Any remaining bonus to which the chief financial officer may become entitled would be paid at the end of fiscal 2008.

                                                                            Our vice president of sales participates in a separate commission plan and will not participate in the executive incentive compensation plan.

                                                                            Equity Incentives

                                                                            At the November 29, 2007 meeting, our compensation committee approved the grant of non-qualified stock options and restricted stock units under our 2006 Equity Incentive Plan to our named executive officers as set forth below.  All stock options are exercisable at $3.44, the closing sales price of our common stock in trading on the NASDAQ Global Market on November 29, 2007.

Executive Officer	Number of Stock Options	Number of Restricted Stock Units (RSUs)
Robert L. Howard-Anderson	75,000	43,000
Christopher B. Farrell	48,000	22,000
David C. Mason	39,000	17,000
Mark Rumer	37,000	17,000
Russell J. Sharer	37,000	17,000

                                                                            The compensation committee expects to issue Mr. Howard-Anderson an additional option for 21,000 shares in early 2008.

                                                                            The option grants will vest and become exercisable over four years, with 25% vesting on the first anniversary of the date of grant and the balance vesting and becoming exercisable ratably on a monthly basis over the succeeding three years.  The restricted stock units will vest over three years, with 1/6th vesting six months from the date of grant, 1/6th vesting twelve months from the date of grant, 1/3rd vesting 24 months from the date of grant, and 1/3rd vesting 36 months from the date of grant.

Item 5.03                         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                                                                            On November 29, 2007, our board of directors approved an increase in the size of our board of directors from seven to eight members in order to permit the election of Mr. Moyer.  At our upcoming annual meeting of stockholders, Mr. Cole will step down from our board of directors, and we expect the board will again amend the size of the board to set it again at seven directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCAM NETWORKS, INC.

By:	/s/ Christopher B. Farrell
Christopher B. Farrell Chief Financial Officer

Date:  December 3, 2007